UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2650

Seligman Cash Management Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 850-1864

Date of fiscal year end:        12/31

Date of reporting period:     12/31/04

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Cash Management Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year, the Federal Reserve Board undertook a series of federal funds rate increases, bringing this overnight rate from 1.00% at the beginning of the year to 2.25% at year-end. As a result, the annualized 7-day yield of Class A shares of the Fund was 1.00% on December 31, 2004, compared to 0.05% at the beginning of 2004.

We appreciate your continued support of Seligman Cash Management Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 23, 2005

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017

Independent Registered Public Accounting Firm Deloitte & Touche LLP	General Counsel Sullivan & Cromwell LLP

1

Interview With Your Portfolio Manager
Christopher Mahony

Q:	What market conditions and events materially affected Seligman Cash Management Fund’s performance during the fiscal year ended December 31, 2004?

A:

The US Federal Reserve Board raised short-term interest rates five times during the second half of 2004 from 1.00% to 2.25%, in 25 basis point increments. While these increases more than doubled rates at the shortest end of the market, and left short-term rates at their highest levels in more than three years, the Fed stressed that rates remained accommodative to economic growth. The hikes, they stated, stemmed from their desire to remove the “excess accommodation” they had provided and from their desire to contain any inflationary pressures before they become a problem.

While the increase in short-term rates did provide more opportunities to increase the Fund’s yield, short-term rates remained historically low and the Fund’s yield continued to reflect that. The Fund continued to provide shareholders with a high-quality portfolio, high liquidity, and stability of principal.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

The Fund continued to increase exposure to Treasury bills and decrease exposure to time deposits. Treasury bill yields reflect federal funds rate increases before time-deposit yields, so we were able to add some yield to the portfolio by buying Treasury bills. Treasury bills also have lower transaction costs, which in effect increases portfolio yield. The Fund also maintained a short average maturity to take prompt advantage of the increase in yields during the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Cash Management Fund, Inc. is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve capital and to maximize liquidity and current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include Jeff Gallo, Paul Langlois, and Sau Lin Wu (trader).

2

Portfolio Overview
December 31, 2004

Diversification of Net Assets

		Percent of Net Assets December 31,

	Value	2004	2003

US Government Securities	$124,817,689	64.3	75.7
Repurchase Agreement	40,796,000	21.0	20.7
Fixed Time Deposits	28,800,000	14.8	4.9
Other Assets Less Liabilities	(210,742)	(0.1)	(1.3)

Net Assets	$194,202,947	100.0	100.0

3

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning Account Value 7/1/04	Annualized Expense Ratio*	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04	Ending Account Value 12/31/04	Expenses Paid During Period** 7/1/04 to 12/31/04

Class A	$1,000.00	0.84%	$1,003.80	$4.22	$1,020.91	$4.26
Class B	1,000.00	1.53%	1,000.60	7.67	1,017.44	7.74
Class C	1,000.00	1.50%	1,000.90	7.52	1,017.60	7.59
Class D	1,000.00	1.53%	1,000.60	7.67	1,017.44	7.74
Class I	1,000.00	0.56%	1,005.10	2.81	1,022.32	2.84
Class R	1,000.00	1.09%	1,002.30	5.47	1,019.66	5.52

*

Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. During the period, the Manager reimbursed a portion of the class specific expenses of Classes B, C, D and R shares as described in Note 3 to the Financial Statements on page 9. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

4

Portfolio of Investments
December 31, 2004

	Annualized Yield on Purchase Date	Principal Amount	Value

US Government Securities 64.3%

US Treasury Bills:
1.95%, due 1/13/2005	1.98%	$50,000,000	$49,967,583
1.88%, due 2/3/2005	1.91	50,000,000	49,913,833
1.95%, due 2/17/2005	1.98	25,000,000	24,936,273

Total US Government Securities (Cost $124,817,689)			124,817,689

Repurchase Agreement 21.0%

State Street Bank and Trust 1.4%, dated 12/31/2004, maturing 1/3/2005 in the amount of $40,800,760 collateralized by: $42,235,000 US Treasury Bonds 2.625%, 11/15/2006, with a fair market value of $42,023,825 (Cost $40,796,000)	1.42	40,796,000	40,796,000

Fixed Time Deposits 14.8%

Dexia Banque, 2.28%, 1/3/2005	2.31	9,600,000	9,600,000
Rabobank Nederland 2.28%, 1/3/2005	2.31	9,600,000	9,600,000
Royal Bank of Scotland Group 2.25%, 1/3/2005	2.28	9,600,000	9,600,000

Total Fixed Time Deposits (Cost $28,800,000)			28,800,000

Total Investments (Cost $194,413,689) 100.1%			194,413,689

Other Assets Less Liabilities (0.1)%			(210,742)

Net Assets 100.0%			$194,202,947

See Notes to Financial Statements.

5

Statement of Assets and Liabilities
December 31, 2004

Assets:

Investments, at value:
US Government securities (cost $124,817,689)	$124,817,689
Repurchase agreement (cost $40,796,000)	40,796,000
Fixed time deposits (cost $28,800,000)	28,800,000

Total investments (cost $194,413,689)	194,413,689
Cash	40,768
Receivable for Capital Stock sold	554,790
Investment in, and expenses prepaid to, shareholder service agent	53,083
Receivable for interest	7,035
Receivable from Manager	2,753
Other	36,734

Total Assets	195,108,852

Liabilities:

Payable for Capital Stock repurchased	680,001
Management fee payable	74,591
Distribution and service fees payable	32,931
Dividends payable	24,875
Accrued expenses and other	93,507

Total Liabilities	905,905

Net Assets	$194,202,947

Composition of Net Assets:

Shares of Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 194,210,850 shares outstanding):
Class A	$1,434,734
Class B	212,126
Class C	46,935
Class D	135,736
Class I	112,558
Class R	19
Additional paid-in capital	192,260,839

Net Assets	$194,202,947

Net Asset Value Per Share:

Class A ($143,463,566 ÷ 143,473,360 shares)	$1.00
Class B ($21,214,423 ÷ 21,212,619 shares)	$1.00
Class C ($4,693,194 ÷ 4,693,514 shares)	$1.00
Class D ($13,574,078 ÷ 13,573,587 shares)	$1.00
Class I ($11,255,781 ÷ 11,255,865 shares)	$1.00
Class R ($1,905 ÷ 1,905 shares)	$1.00

See Notes to Financial Statements.

6

Statement of Operations
For the Year Ended December 31, 2004

Investment Income:

Interest	$2,764,080

Expenses:

Management fee	909,069
Shareholder account services	683,093
Distribution and service fees	487,512
Registration	89,741
Custody and related services	51,970
Auditing and legal fees	49,893
Shareholder reports and communications	28,704
Directors’ fees and expenses	12,670
Miscellaneous	37,676

Total Expenses Before Reimbursement	2,350,328
Reimbursement of expenses	(372,153)

Total Expenses After Reimbursement	1,978,175

Net Investment Income	$785,905

See Notes to Financial Statements.

7

Statements of Changes in Net Assets

	Year Ended December 31,

	2004	2003

Operations:

Net investment income	$785,905	$516,662

Distributions to Shareholders:

Net investment income:
Class A	(677,909)	(446,099)
Class B	(17,093)	(15,931)
Class C	(5,564)	(3,328)
Class D	(10,289)	(14,849)
Class I	(74,926)	(36,455)
Class R	(124)	—

Decrease in Net Assets from Distributions	(785,905)	(516,662)

Capital Share Transactions:

Net proceeds from sales of shares	250,075,199	258,210,694
Investment of dividends	742,291	480,497
Exchanged from associated Funds	85,960,576	1,556,401,132

Total	336,778,066	1,815,092,323

Cost of shares repurchased	(294,788,122)	(468,740,298)
Exchanged into associated funds	(72,296,774)	(1,485,302,218)

Total	(367,084,896)	(1,954,042,516)

Decrease in Net Assets from Capital Share Transactions	(30,306,830)	(138,950,193)

Decrease in Net Assets	(30,306,830)	(138,950,193)

Net Assets:

Beginning of Year	224,509,777	363,459,970

End of Year	$194,202,947	$224,509,777

See Notes to Financial Statements.

8

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Cash Management Fund, Inc. (the “Fund”) offers the following six classes of shares, each of which may be acquired by investors at net asset value:

Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 18 months of original purchase.

Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares during the month that precedes the eighth anniversay their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Shares acquired by an exchange from another Seligman investment company, that were originally purchased through certain financial intermediaries, will have a 1% CDSC on redemptions made within 12 months of original purchase.

Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Shares of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund’s liability for deferred directors’ fees are valued at current market values and included in other assets.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

9

Notes to Financial Statements

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund’s average daily net assets.

The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. Beginning November 12, 2002, the Manager agreed to reimburse a portion of the class-specific expenses of Classes B, C, D and R (commencing April 30, 2003) shares in order for those classes to declare dividends equal to an annual rate of 0.05%. Effective July 10, 2003, the reimbursement was changed to allow a minimum annual dividend rate of 0.05% for Class A shares and 0.01% for Classes B, C, D and R shares. Effective July 15, 2004, the reimbursement was changed to allow a minimum annual dividend rate of 0.09% for Classes B, C, D, and R. Effective December 1, 2004, the minimum annual dividend rate was raised to 0.20%. For the year ended December 31, 2004, the amount of expenses reimbursed by the Manager to the Fund was $372,153. At December 31, 2004, the Manager owed the fund $2,753 relating to the reimbursement. The management fee and the reimbursement from the Manager for the year ended December 31, 2004, were equivalent to annual rates of 0.41% and 0.17%, respectively, of the Fund’s average daily net assets.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the “Distributor”) and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2004.

10

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2004, fees incurred under the Plan, equivalent to 1%, 0.72%, 1% and 0.25% per annum of the average daily net assets of Class B, Class C, Class D, and Class R shares, respectively, amounted to $277,233, $51,046, $159,206, and $27, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2004, such charges amounted to $12,239.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2004, amounted to $7,249.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2004, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $6,476, pursuant to the Plan.

Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $683,093 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation

11

Notes to Financial Statements

under the Guaranties is $133,800. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,719.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2004, of $30,975 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.

Capital Share Transactions — The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

	Year Ended December 31,

Class A	2004	2003

Sales of shares	237,884,931	244,833,038
Investment of dividends	641,427	414,956
Exchanged from associated funds	56,589,954	933,722,922
Converted from Class B**	2,198,274	—

Total	297,314,586	1,178,970,916

Shares redeemed	(264,831,446)	(377,002,087)
Exchanged into associated funds	(44,965,976)	(867,001,457)

Total	(309,797,422)	(1,244,003,544)

Decrease	(12,482,836)	(65,032,628)

Class B

Sales of shares	1,363,576	1,398,253
Investment of dividends	14,133	13,913
Exchanged from associated funds	14,154,866	25,539,544

Total	15,532,575	26,951,710

Shares repurchased	(13,598,108)	(22,547,063)
Exchanged into associated funds	(11,548,513)	(25,156,962)
Converted to Class A**	(2,198,249)	—

Total	(27,344,870)	(47,704,025)

Decrease	(11,812,295)	(20,752,315)

See footnotes on page 13.

12

Notes to Financial Statements

	Year Ended December 31,

Class C	2004	2003

Sales of shares	665,355	758,246
Investment of dividends	4,616	2,688
Exchanged from associated funds	7,776,765	29,399,221

Total	8,446,736	30,160,155

Shares repurchased	(4,399,429)	(8,646,901)
Exchanged into associated funds	(6,591,895)	(25,806,881)

Total	(10,991,324)	(34,453,782)

Decrease	(2,544,588)	(4,293,627)

Class D

Sales of shares	5,321,411	7,272,887
Investment of dividends	9,292	13,154
Exchanged from associated funds	7,438,992	567,739,445

Total	12,769,695	575,025,486

Shares repurchased	(9,323,742)	(57,073,762)
Exchanged into associated funds	(8,614,347)	(567,336,918)

Total	(17,938,089)	(624,410,680)

Decrease	(5,168,394)	(49,385,194)

Class I

Sales of shares	4,260,663	3,946,555
Investment of dividends	72,726	35,786

Total	4,333,389	3,982,341

Shares repurchased	(2,635,397)	(3,470,485)

Increase	1,697,992	511,856

Class R	Year Ended December 31, 2004	April 30, 2003* to December 31, 2003

Net proceeds from sales of shares	576,349	1,500
Investment of dividends	98	—

Total	576,447	1,500

Exchanged into associated funds	(576,042)	—

Increase	405	1,500

*	Commencement of offering of shares.
**

Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

13

Notes to Financial Statements

5.

Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. No payments were made to Seligman Cash Management Fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Seligman Cash Management Fund does not pay brokerage commissions and thus did not receive any payment from the Manager.

14

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	0.004	0.002	0.007	0.032	0.056
Less Distributions:

Dividends from net investment income	(0.004)	(0.002)	(0.007)	(0.032)	(0.056)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.43%	0.19%	0.74%	3.21%	5.65%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$143,464	$155,944	$220,977	$270,509	$396,472
Ratio of expenses to average net assets	0.84%	0.85%	0.89%	0.68%	0.60%
Ratio of net investment income to average net assets	0.40%	0.19%	0.74%	3.16%	5.55%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	0.85%	0.86%	—	0.74%	0.70%
Ratio of net investment income to average net assets	0.39%	0.18%	—	3.10%	5.45%

See footnotes on page 19.

15

Financial Highlights

Class B

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	0.001	— **	0.001	0.022	0.046

Less Distributions:

Dividends from net investment income	(0.001)	— **	(0.001)	(0.022)	(0.046)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.07%	0.03%	0.09%	2.20%	4.62%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$21,214	$33,026	$53,779	$49,656	$43,259
Ratio of expenses to average net assets	1.18%	1.02%	1.54%	1.66%	1.60%
Ratio of net investment income to average net assets	0.07%	0.03%	0.09%	2.18%	4.55%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	1.85%	1.86%	1.89%	1.74%	1.70%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.81)%	(0.26)%	2.10%	4.45%

See footnotes on page 19.

16

Financial Highlights

Class C

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	0.001	— **	0.001	0.023	0.047

Less Distributions:

Dividends from net investment income	(0.001)	— **	(0.001)	(0.023)	(0.047)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.09%	0.03%	0.09%	2.36%	4.81%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$4,693	$7,238	$11,531	$9,204	$8,378
Ratio of expenses to average net assets	1.16%	1.02%	1.51%	1.51%	1.40%
Ratio of net investment income to average net assets	0.09%	0.03%	0.09%	2.33%	4.75%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	1.57%	1.67%	1.75%	1.59%	1.50%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.62)%	(0.15)%	2.25%	4.65%

See footnotes on page 19.

17

Financial Highlights

Class D

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	0.001	— **	0.001	0.022	0.046

Less Distributions:

Dividends from net investment income	(0.001)	— **	(0.001)	(0.022)	(0.046)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	0.07%	0.03%	0.09%	2.20%	4.62%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,574	$18,742	$68,127	$22,217	$29,532
Ratio of expenses to average net assets	1.18%	1.02%	1.54%	1.66%	1.60%
Ratio of net investment income to average net assets	0.07%	0.03%	0.09%	2.18%	4.55%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	1.85%	1.86%	1.89%	1.74%	1.70%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.81)%	(0.26)%	2.10%	4.45%

See footnotes on page 19.

18

Financial Highlights

Class I						Class R

	Year Ended December 31,
				11/30/01* to		Year Ended	4/30/03* to
	2004	2003	2002	12/31/01		12/31/04	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000		$1.000	$1.000

Income from Investment Operations:

Net investment income	0.007	0.004	0.010	0.001		0.002	—**

Less Distributions:

Dividends from net investment income	(0.007)	(0.004)	(0.010)	(0.001)		(0.002)	—**

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000		$1.000	$1.000

Total Return	0.69%	0.39%	1.00%	0.11%		0.24%	0.02%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$11,256	$9,558	$9,046	$30		$2	$2
Ratio of expenses to average net assets	0.57%	0.63%	0.62%	0.60	%†	1.01%	0.98	%†
Ratio of net investment income to average net assets	0.68%	0.41%	1.00%	1.25	%†	0.24%	0.02	%†
Without expense reimbursement:‡
Ratio of expenses to average net assets			0.64%	1.35	%†	1.10%	1.31	%†
Ratio of net investment income (loss) to average net assets			0.98%	0.50	%†	0.15%	(0.35	)%†

*	Commencement of offering of shares.
**	Less than + or – $0.001.
‡

The Manager, at its discretion, waived a portion of its fees or reimbursed certain expenses. Absent such waiver/ reimbursement, returns would have been lower. See Note 3 in Notes to Financial Statements.

†	Annualized.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

19

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 23, 2005

20

Directors and Officers

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin(75)[1,3]		Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
•	Director: 1995 to Date	University; Director or Trustee of each of the investment companies
•	Oversees 61 Portfolios	of the Seligman Group of Funds†; and Chairman Emeritus, American
	in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman(69)[2,3]		President Emerita, Sarah Lawrence College; Director or Trustee of each
•	Director: 1991 to Date	of the investment companies of the Seligman Group of Funds†; Director,
•	Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowship (summer internships for
	in Fund Complex	college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson(71)[2,3]		Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
•	Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
•	Oversees 61 Portfolios	Trustee of each of the investment companies of the Seligman Group
	in Fund Complex	of Funds†; Director, ConocoPhillips (integrated international oil corporation), Integris Health (owner of various hospitals), BOK Financial
(bank holding company), Oklahoma Chapter of the Nature Conservancy,
Oklahoma Medical Research Foundation, Boys and Girls Clubs of
Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma
Foundation for Excellence in Education. Formerly, Director, Kimberly-
Clark Corporation (consumer products) and the Federal Reserve
System’s Kansas City Reserve Bank.

John E. Merow(75)[1,3]		Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law
•	Director: 1976 to Date	firm); Director or Trustee of each of the investment companies of
•	Oversees 61 Portfolios	the Seligman Group of Funds†; Director, Aleris International, Inc.
	in Fund Complex	(aluminum and zinc recycler and aluminum rolled products); Director
Emeritus, the Municipal Art Society of New York; Executive Committee
Member and Secretary, the U.S. Council for International Business;
Trustee and Vice Chairman, New York-Presbyterian Healthcare System,
Inc.; Trustee, New York-Presbyterian Hospital; and Member of the
American Law Institute and Council on Foreign Relations.

See footnotes on page 24.

21

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel(62)[1,3]		Attorney; Director or Trustee of each of the investment companies of the
•	Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
•	Oversees 61 Portfolios	(charitable foundation). Formerly, Chairman of the Board of Trustees of
	in Fund Complex	St. George’s School (Newport, RI) and Trustee, World Learning, Inc.
(international educational training).

Robert L. Shafer(72)[2,3]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
•	Director: 1980 to Date	of each of the investment companies of the Seligman Group of Funds†
•	Oversees 61 Portfolios	and Ambassador and Permanent Observer of the Sovereign and Military
	in Fund Complex	Order of Malta to the United Nations. Formerly, Director, USLIFE
Corporation (life insurance).

James N. Whitson(69)[1,3]		Retired Executive Vice President and Chief Operating Officer, Sammons
•	Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of
•	Oversees 61 Portfolios	each of the investment companies of the Seligman Group of Funds†;
	in Fund Complex	Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly,
Director and Consultant, Sammons Enterprises, Inc. and Director,
C-SPAN (cable television network).

William C. Morris(66)*		Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
•	Director and Chairman	and Director or Trustee of each of the investment companies of the
	of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
	1988 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic
•	Oversees 61 Portfolios	proppants for oil and gas industry); Director, Seligman Data Corp.; and
	in Fund Complex	President and Chief Executive Officer, The Metropolitan Opera
Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino(52)*		Director and President, J. & W. Seligman & Co. Incorporated; Chief
•	Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the
•	President: 1995 to Date	investment companies of the Seligman Group of Funds†; Director,
•	Chief Executive Officer:	Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman
	2002 to Date	Data Corp.; Member of the Board of Governors of the Investment
•	Oversees 61 Portfolios	Company Institute; and Director, ICI Mutual Insurance Company.
in Fund Complex

See footnotes on page 24.

22

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Eleanor T. M. Hoagland(53)		Managing Director and Senior Vice President, Risk Manager, J. & W.
•	Vice President and Chief	Seligman & Co. Incorporated; Vice President and Chief Compliance
	Compliance Officer:	Officer for each of the investment companies of the Seligman Group
	July 2004 to Date	of Funds†. Formerly, Managing Director, Partner and Chief Portfolio
Strategist, AMT Capital Management from 1994 to 2000.

Christopher J. Mahony(41)		Senior Vice President, Investment Officer of J. & W. Seligman & Co.
•	Vice President and	Incorporated, Vice President and Portfolio Manager of Seligman
	Portfolio Manager.	Investment Grade Fixed Income Fund, Inc.; Vice President and Co-
	2002 to Date	Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice
President of Seligman High-Income Fund Series and Portfolio Manager
of its U.S. Government Securities Series; and Vice President of Seligman
Portfolio, Inc. and Portfolio Manager of its Investment Grade Fixed
Income Portfolio and Cash Management Portfolio and Co-Portfolio
Manager of its Income and Growth Portfolio. Formerly, Senior Portfolio
Manager at Fort Washington Investment Advisors, Inc.

Thomas G. Rose(47)		Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
•	Vice President:	J. & W. Seligman & Co. Incorporated, Senior Vice President, Finance,
	2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
each of the investment companies of the Seligman Group of Funds†;
and of Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel(48)		Senior Vice President and Treasurer, Investment Companies, J. & W.
•	Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
	1997 to Date	investment companies of the Seligman Group of Funds†; and Treasurer,
•	Treasurer: 2000 to Date	Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc. and Treasurer, Seligman International, Inc.

See footnotes on page 24.

23

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Frank J. Nasta(40)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary: 1997 to Date	Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and
Regulation Department, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

24

ITEM 2. CODE OF ETHICS.

As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$27,237	$25,996
Audit-Related Fees	–	–
Tax Fees	2,200	2,100
All Other Fees	1,931	1,897

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003
Audit-Related Fees	$118,630	$126,130
Tax Fees	13,703	7,500
All Other Fees	43,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $179,464 and $137,627, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

James N. Whitson, Chairman
John R. Galvin	Betsy S. Michel
John E. Merow	Leroy C. Richie

ITEM 6. SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CASH MANAGEMENT FUND, INC.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	March 8, 2005

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 8, 2005

SELIGMAN CASH MANAGEMENT FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.